Q3 2018 Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2018 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 Third-Party Management Income 13 Capital Expenditure Summary 14 Debt Overview 15 Debt Covenant Compliance 16 Debt Maturities 17 Summary of Unconsolidated Joint Ventures 18 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 19 Property Overview - Square Feet & Occupancy 20 Occupancy Summary 21 Leasing Summary 22 Lease Expiration Schedule 23 Lease Expiration by Market 24 Top 20 Tenants & Tenant Industry Profile 25 Transaction Activity (1/1/15 - 10/25/18) 26 - 27 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 28 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 28 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 29 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 29 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned 30 properties Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned 31 properties Definitions 32 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our 2018 guidance and underlying assumptions; expectations on occupancy rates and additional growth in same store net operating income; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in foreign, domestic and local economies, changes in interest rates; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that would cause actual results to differ materially from those presented in our forward-looking statements see our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequently filed periodic reports. On the Cover: Washington, D.C. Supplemental Information - Q3 2018 2

Columbia Property Trust, Inc. Third Quarter 2018 Executive Summary Financial Highlights & Guidance:  Net income per diluted share was $0.05 (page 9), Normalized FFO (NFFO)(1) per diluted share was $0.40 (page 11), cash flows from operations were $41.9 million (page 28), Adjusted FFO (AFFO)(1) was $28.9 million (page 11), and same store net operating income (based on cash rents) increased 14.4% (page 12).  2018 guidance ranges increased as follows (See page 6 for more information regarding guidance): Prior New Low High Low High Net income (per share) $0.03 $0.08 $0.07 $0.10 NFFO (per share) $1.46 $1.51 $1.51 $1.54 Same store cash NOI growth 11% 13% 12% 13% Leased percent at year-end 95% 97% 96% 97%  Economic occupancy is expected to continue to increase through the remainder of 2018 from the current level of  Economic occupancy is expected to continue to increase through the remainder of 2018 from the current level of 90.6%, as recent leases commence and free-rent burns off (page 20), effectively narrowing the gap to our leased rate of 97.3% (page 20), resulting in additional growth in same-store net operating income (NOI)(1). Operational and Transactional Highlights:  Acquired a 49.7% share of 799 Broadway in New York through a joint venture in October. The joint venture will develop a new office building at the property.  Portfolio is 97.3% leased (page 20). Leased 421,000 square feet with positive GAAP and cash rent releasing spreads of 19.1% and 8.2%, respectively (page 22). We executed a 140,000-square-foot lease expansion with Arby's Restaurant Group, a subsidiary of Inspire Brands, at One & Three Glenlake Parkway in Atlanta, which results in a full building lease of the Three Glenlake Building. Along with the expansion, the existing 220,000-square-foot lease was extended through March 2033.  In October, we signed a 115,000-square-foot lease for the entire office portion of 149 Madison Avenue in New York with WeWork. Capital Allocation Highlights:  In October, repaid the $20.7 million One Glenlake mortgage note two months prior to maturity (page 15).  Paid dividends of $0.20 per share ($0.80 annualized), consistent with the first and second quarter dividend rate (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 28 - 32. Supplemental Information – Q3 2018 3

Columbia Property Trust, Inc. Company Profile & Investor Contacts Company Overview Columbia Property Trust (NYSE: CXP) owns and operates Class-A office buildings primarily in competitive CBD locations within high-barrier-to-entry markets. As of September 30, 2018, our portfolio included 18 operating properties and one property under redevelopment, of which 14 were wholly owned and five were owned through unconsolidated joint ventures, containing a total of 8.8 million square feet, concentrated in New York, San Francisco, Washington, D.C., and Atlanta. On October 3, 2018, Columbia acquired a 49.7% interest in a newly formed joint venture that will develop an office building at 799 Broadway in New York. Columbia carries an investment-grade rating from both Moody's (Baa2 / Stable) and Standard & Poor's (BBB / Stable). When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We share control of the operations of the properties owned through unconsolidated joint ventures, and recognize that proportional financial data may not depict all of the legal and economic implications of our interest in these joint ventures. For more information about Columbia, please visit our website at www.columbia.reit. Executive and Senior Management E. Nelson Mills James A. Fleming Linda M. Bolan David T. Cheikin Chief Executive Officer, Executive Vice President Senior Vice President Senior Vice President President and Director Chief Financial Officer Property Management Strategic Real Estate Initiatives and Sustainability David S. Dowdney Wendy W. Gill Kevin A. Hoover Amy C. Tabb Senior Vice President Senior Vice President Senior Vice President Senior Vice President Leasing Corporate Operations Portfolio Management Business Development Chief Accounting Officer and Transactions Board of Directors Carmen M. Bowser Richard W. Carpenter John L. Dixon David B. Henry Murray J. McCabe Independent Director Independent Director Independent Director Independent Director Independent Director Chairman E. Nelson Mills Constance B. Moore Michael S. Robb George W. Sands Thomas G. Wattles Chief Executive Officer Independent Director Independent Director Independent Director Independent Director President Investor Relations Shareholder Services Corporate Counsel James A. Fleming T 855-347-0042 (toll free) King & Spalding LLP Executive Vice President & Chief Financial Officer F 816-701-7629 1180 Peachtree Street T 404-465-2126 E shareholders@columbia.reit Atlanta, GA 30309 E Jim.Fleming@columbia.reit T 404-572-4600 www.kslaw.com Matt Stover Director - Finance & Investor Relations T 404-465-2227 E Matt.Stover@columbia.reit Supplemental Information - Q3 2018 4

Columbia Property Trust, Inc. Capitalization Analysis & Research Coverage Unaudited ($ & shares in thousands except for per-share data and percentages) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Common Stock Data Weighted-Average Shares Outstanding - Basic 117,609 118,035 119,082 119,383 120,293 Weighted-Average Shares Outstanding - Diluted 118,207 118,462 119,350 119,841 120,529 High Closing Price $24.23 $22.79 $22.84 $23.16 $22.63 Low Closing Price $22.45 $20.21 $19.61 $20.94 $20.62 Average Closing Price $23.26 $21.66 $21.29 $22.18 $21.53 Closing Price (as of period end) $23.64 $22.71 $20.46 $22.95 $21.77 Dividends / Share (annualized) $0.80 $0.80 $0.80 $0.80 $0.80 Dividend Yield (annualized) (1) 3.4% 3.5% 3.9% 3.5% 3.7% Common Shares Outstanding (1) 117,984 117,974 118,602 119,789 119,804 Market Value of Common Shares (1) $2,789,142 $2,679,190 $2,426,597 $2,749,158 $2,608,133 Total Market Capitalization (1) (2) $4,214,592 $4,094,199 $4,078,710 (3) $4,540,084 (3) $3,947,861 (3) Common Stock Repurchases Shares Purchased - 659 1,296 - 1,431 Weighted-Average Price Per Share - $21.97 $21.03 - $21.02 Total Value of Shares Purchased - $14,490 $27,258 - $30,092 Equity Research Coverage BMO Capital Markets Inc. Evercore ISI Goldman Sachs JMP Securities John P. Kim Sheila McGrath Andrew Rosivach Mitch Germain 212-885-4115 212-497-0882 212-902-2796 212-906-3546 Morgan Stanley SunTrust Robinson Humphrey Vikram Malhotra Michael R. Lewis 212-761-7064 212-319-5659 Debt Research Coverage J.P. Morgan Securities Mark Streeter 212-834-5086 Rating Agencies Moody's Investor Services Standard & Poor's Lori Marks Fernanda Hernandez 212-553-1098 212-438-1347 (1) Based on closing price and ending shares for the last trading day of quarter. (2) Market value of shares plus gross debt as of quarter end. (3) Excludes the $49 million mortgage note on 263 Shuman Boulevard, which matured in July 2017. The company transferred the property to the lender on April 13, 2018. Supplemental Information - Q3 2018 5

Columbia Property Trust, Inc. 2018 Guidance Unaudited Twelve Months Ending 12/31/2018 Per share Low High Net income $0.07 $0.10 Real estate depreciation & amortization 1.37 1.37 Impairment loss on real estate assets 0.26 0.26 Gain on sale of unconsolidated joint venture interests (0.01) (0.01) Funds From Operations $1.69 $1.72 Other adjustments (1) (0.18) (0.18) Normalized Funds From Operations $1.51 $1.54 2018 Portfolio Assumptions l Same Store NOI - Cash 12% - 13% l Leased percentage at year end: 96% - 97% l G&A expense - corporate $33M - $35M l Weighted-average common shares outstanding - diluted: 118M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, October 25, 2018, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through November 1, 2018, by dialing (877) 344-7529 and entering the confirmation number, 10124230. A webcast of the call will also be available at the company's website, www.columbia.reit. (1) Includes non-cash carrying costs for Shuman Boulevard and gain on extinguishment of debt. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Supplemental Information - Q3 2018 6

Columbia Property Trust, Inc. Consolidated Balance Sheet - GAAP Unaudited (in thousands) As of Period End 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Assets: Real estate assets, at cost: Land $ 817,975 $ 817,975 $ 825,208 $ 825,208 $ 609,110 Buildings and improvements 2,281,352 2,258,098 2,467,632 2,452,215 2,082,425 Buildings and improvements, accumulated depreciation (384,068) (364,262) (407,894) (388,796) (377,795) Intangible lease asset 181,522 182,618 293,325 293,325 254,649 Intangible lease asset, accumulated amortization (84,323) (81,040) (99,092) (94,065) (89,950) Construction in progress 39,599 49,135 46,814 44,742 49,255 Total real estate assets $ 2,852,057 $ 2,862,524 $ 3,125,993 $ 3,132,629 $ 2,527,694 Investment in unconsolidated joint ventures (page 8) 1,045,044 1,053,092 1,058,441 943,242 698,105 Cash and cash equivalents 15,596 11,961 21,068 9,567 382,730 Tenant receivables, net of allowance for doubtful accounts 2,815 2,241 2,435 2,128 2,814 Straight line rent receivable 83,023 77,519 102,415 92,235 80,128 Prepaid expenses and other assets 31,316 29,242 25,189 27,683 75,802 Intangible lease origination costs 99,579 99,812 100,424 100,424 83,599 Intangible lease origination costs, accumulated amortization (63,953) (61,810) (59,884) (57,465) (55,532) Deferred lease costs 93,248 86,765 171,281 167,560 152,656 Deferred lease costs, accumulated amortization (26,990) (25,606) (28,562) (26,464) (24,716) Investment in development authority bonds 120,000 120,000 120,000 120,000 120,000 Total assets $ 4,251,735 $ 4,255,740 $ 4,638,800 $ 4,511,539 $ 4,043,280 Liabilities: Line of credit and notes payable $ 559,700 $ 549,537 $ 835,363 $ 974,176 $ 522,978 Bonds payable 700,000 700,000 700,000 700,000 700,000 Discount and fees on notes and bonds payable (7,455) (7,852) (8,687) (9,235) (9,049) Accounts payable, accrued expenses, and accrued capital 52,725 50,729 105,772 125,002 129,802 expenditures Distributions payable - - - 23,961 - Deferred income 15,724 16,000 18,264 18,481 15,756 Intangible lease liabilities 42,594 42,594 44,894 46,878 29,328 Intangible lease liabilities, accumulated amortization (20,753) (19,280) (19,265) (19,660) (19,437) Obligations under capital leases 120,000 120,000 120,000 120,000 120,000 Total liabilities $ 1,462,535 $ 1,451,728 $ 1,796,341 $ 1,979,603 $ 1,489,378 Equity: Common stock $ 1,180 $ 1,180 $ 1,186 $ 1,198 $ 1,198 Additional paid in capital 4,448,688 4,447,054 4,459,354 4,487,071 4,485,368 Cumulative distributions in excess of earnings (1,665,745) (1,648,577) (1,621,498) (1,957,236) (1,931,927) Other comprehensive loss 5,077 4,355 3,417 903 (737) Total equity $ 2,789,200 $ 2,804,012 $ 2,842,459 $ 2,531,936 $ 2,553,902 Total liabilities and equity $ 4,251,735 $ 4,255,740 $ 4,638,800 $ 4,511,539 $ 4,043,280 Supplemental Information - Q3 2018 7

Columbia Property Trust, Inc. Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands) As of Period End 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Assets: Real estate assets, at cost: Land $ 225,227 $ 225,227 $ 225,227 $ 257,231 $ 188,077 Buildings and improvements 768,592 765,908 760,806 852,317 708,031 Buildings and improvements, accumulated depreciation (48,254) (42,015) (35,884) (31,298) (24,745) Intangible lease asset 43,760 44,012 44,145 47,465 22,033 Intangible lease asset, accumulated amortization (8,867) (7,580) (6,066) (4,640) (2,953) Construction in progress 3,473 3,429 3,953 4,409 4,220 Total real estate assets $ 983,931 $ 988,981 $ 992,181 $ 1,125,484 $ 894,663 Cash and cash equivalents 19,676 22,251 20,961 27,931 12,350 Tenant receivables, net of allowance for doubtful accounts 1,229 1,623 1,674 1,721 1,055 Straight line rent receivable 18,509 17,065 16,197 16,274 15,520 Prepaid expenses and other assets 3,571 4,573 3,788 3,763 3,178 Intangible lease origination costs 30,515 30,802 30,851 35,057 23,963 Intangible lease origination costs, accumulated amortization (5,801) (5,217) (4,324) (3,652) (2,603) Deferred lease costs 20,632 19,854 21,348 22,570 21,245 Deferred lease costs, accumulated amortization (4,327) (3,760) (3,284) (2,950) (2,404) Total assets $ 1,067,935 $ 1,076,172 $ 1,079,392 $ 1,226,198 $ 966,967 Liabilities: Line of credit and notes payable $ 165,750 $ 165,750 $ 165,750 $ 165,750 $ 165,750 Fees on notes payable (128) (135) (142) (149) (155) Accounts payable, accrued expenses, and accrued capital 30,606 30,064 28,119 31,822 25,263 expenditures Deferred income 2,772 3,287 3,478 3,488 1,624 Intangible lease liabilities 116,758 117,336 117,336 121,455 113,042 Intangible lease liabilities, accumulated amortization (10,464) (9,778) (8,405) (7,379) (5,840) Total liabilities $ 305,294 $ 306,524 $ 306,136 $ 314,987 $ 299,684 Total equity $ 762,641 $ 769,648 $ 773,256 $ 911,211 $ 667,283 Total equity $ 762,641 $ 769,648 $ 773,256 $ 911,211 $ 667,283 Basis differences, net of $4,067 of accumulated amortization (2) 282,403 283,444 285,185 32,031 30,822 Investment in unconsolidated joint ventures (page 7) $ 1,045,044 $ 1,053,092 $ 1,058,441 $ 943,242 $ 698,105 $ - (1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 18). (2) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of each partner's acquisition of an interest in the joint venture, and formation costs incurred by CXP. The basis difference as of September 30, 2018 includes the step up resulting from the adoption of Accounting Standards Update 2017-05. Basis differences are being amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability. Supplemental Information - Q3 2018 8

Columbia Property Trust, Inc. Consolidated Statements of Operations - GAAP Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Revenues: Rental income $ 64,476 $ 66,263 $ 64,817 $ 63,750 $ 55,015 Tenant reimbursements 5,261 5,146 5,543 4,902 3,053 Asset & property management fee income 1,825 1,818 1,759 1,656 1,154 Other property income (1) (2) 1,778 2,143 1,591 1,317 1,140 Total revenues $ 73,340 $ 75,370 $ 73,710 $ 71,625 $ 60,362 Operating expenses: Property operating costs 21,000 22,450 23,062 23,302 18,567 Hotel operating costs - - - 4 - Asset and property management fee expense 206 205 208 201 188 Depreciation 19,878 20,681 20,835 19,865 18,501 Amortization 7,920 8,623 8,016 7,885 6,870 Impairment loss on real estate assets - 30,812 - - - General and administrative - corporate 8,303 8,282 7,794 9,963 7,034 General and administrative - unconsolidated joint ventures 746 736 731 741 713 Total operating expenses $ 58,053 $ 91,789 $ 60,646 $ 61,961 $ 51,873 Operating income $ 15,287 $ (16,419) $ 13,064 $ 9,664 $ 8,489 Other income (expense): Interest expense (11,251) (12,514) (14,095) (14,408) (12,931) Capital lease obligation interest expense (1,800) (1,800) (1,800) (1,800) (1,800) Development authority bond income 1,800 1,800 1,800 1,800 1,800 Interest and other income 3 14 3 61 1,041 Gain on sale of unconsolidated joint venture interests - - 762 - - Gain (loss) on extinguishment of debt - 23,713 - - (280) Total other income (expense) $ (11,248) $ 11,213 $ (13,330) $ (14,347) $ (12,170) Income (loss) before income tax expense, income (loss) from unconsolidated joint ventures and gain on sale $ 4,039 $ (5,206) $ (266) $ (4,683) $ (3,681) of real estate assets Income tax expense (3) (6) (7) (165) (3) Income (loss) before income (loss) from unconsolidated $ 4,036 $ (5,212) $ (273) $ (4,848) $ (3,684) joint ventures and gain on sale of real estate assets Income (loss) from unconsolidated joint ventures (p. 10) 2,393 1,773 1,771 3,500 2,853 Income (loss) before gain on sale of real estate assets $ 6,429 $ (3,439) $ 1,498 $ (1,348) $ (831) Gain on sale of real estate assets - - - - 102,365 Net income (loss) $ 6,429 $ (3,439) $ 1,498 $ (1,348) $ 101,534 Weighted-average common shares outstanding - basic 117,609 118,035 119,082 119,383 120,293 Net income (loss) per share - basic $ 0.05 $ (0.03) $ 0.01 $ (0.01) $ 0.84 Weighted-average common shares outstanding - diluted 118,207 118,462 119,350 119,841 120,529 Net income (loss) per share - diluted $ 0.05 $ (0.03) $ 0.01 $ (0.01) $ 0.84 (1) Other property income includes lease termination income, cafeteria revenue, fitness center revenue, and management fee reimbursements. (2) Includes adjustments for straight-line rent related to lease terminations. Supplemental Information - Q3 2018 9

Columbia Property Trust, Inc. Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Revenues: Rental income $ 24,075 $ 23,346 $ 24,305 $ 23,366 $ 18,428 Tenant reimbursements 3,920 4,100 4,204 4,519 4,024 Other property income (2) (3) - - 64 - - Total revenues $ 27,995 $ 27,446 $ 28,573 $ 27,885 $ 22,452 Operating expenses: Property operating costs 10,276 10,216 10,328 11,092 9,357 Asset and property management fee expense 1,040 1,030 1,060 1,112 824 Depreciation 8,212 8,212 8,677 6,648 5,345 Amortization 4,309 4,422 4,883 3,257 1,831 General and administrative 96 76 136 164 93 Acquisition fees and expenses - - - - 43 Total operating expenses $ 23,933 $ 23,956 $ 25,084 $ 22,273 $ 17,493 Operating income $ 4,062 $ 3,490 $ 3,489 $ 5,612 $ 4,959 Other income (expense): Interest expense (1,709) (1,709) (1,711) (2,108) (2,108) Interest and other income 43 (1) 1 - - Total other income (expense) $ (1,666) $ (1,710) $ (1,710) $ (2,108) $ (2,108) Income (loss) before income tax expense $ 2,396 $ 1,780 $ 1,779 $ 3,504 $ 2,851 Income tax benefit (expense) (3) (7) (8) (4) 2 Income (loss) from unconsolidated joint ventures $ 2,393 $ 1,773 $ 1,771 $ 3,500 $ 2,853 (1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 2) for properties held in unconsolidated joint ventures (see page 18). (2) Other property income includes lease termination income. (3) Includes adjustments for straight-line rent related to lease terminations. Supplemental Information - Q3 2018 10

Columbia Property Trust, Inc. Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) (1) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Net Operating Income (based on GAAP rents) $ 67,953 $ 68,049 $ 66,859 $ 63,170 $ 53,445 Non-cash carrying costs for Shuman Boulevard (2) - 196 1,867 1,903 1,517 Asset & property management fee income 1,825 1,818 1,759 1,656 1,154 General and administrative - corporate (8,303) (8,282) (7,794) (9,963) (7,034) General and administrative - unconsolidated joint ventures (746) (736) (731) (741) (713) Interest expense (net) (13,049) (14,300) (15,892) (16,147) (13,690) Interest income from development authority bonds 1,800 1,800 1,800 1,800 1,800 Income tax expense (3) (6) (7) (165) (3) Adjustments included in income (loss) from unconsolidated (2,731) (2,747) (2,849) (3,321) (2,959) joint ventures Normalized FFO $ 46,746 $ 45,792 $ 45,012 $ 38,192 $ 33,517 Normalized FFO per share (basic) $ 0.40 $ 0.39 $ 0.38 $ 0.32 $ 0.28 Normalized FFO per share (diluted) $ 0.40 $ 0.39 $ 0.38 $ 0.32 $ 0.28 Net Operating Income (based on cash rents) $ 58,988 $ 56,701 $ 54,243 $ 51,175 $ 45,672 Non-cash carrying costs for Shuman Boulevard (2) - 196 1,867 1,903 1,517 Asset & property management fee income 1,825 1,818 1,759 1,656 1,154 General and administrative - corporate (8,303) (8,282) (7,794) (9,963) (7,034) General and administrative - unconsolidated joint ventures (746) (736) (731) (741) (713) Stock based compensation expense in G&A (3) 1,630 2,194 1,528 2,072 1,555 Straight-line rent receivable write-off in G&A (4) - 350 - - - Interest expense - cash (net) (10,529) (11,673) (13,211) (13,577) (11,142) Income tax expense (3) (6) (7) (165) (3) Adjustments included in income (loss) from unconsolidated (3,124) (3,140) (3,238) (3,316) (2,952) joint ventures Maintenance capital (5) (6) (10,877) (5,283) (4,536) (11,742) (11,076) AFFO $ 28,861 $ 32,139 $ 29,880 $ 17,302 $ 16,978 Weighted-average common shares outstanding - basic 117,609 118,035 119,082 119,383 120,293 Weighted-average common shares outstanding - diluted 118,207 118,462 119,350 119,841 120,529 (1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 28 - 32. (2) The OfficeMax lease expired in May 2017, and the non-recourse mortgage note matured in July 2017. The property was transferred to the lender on April 13, 2018 in settlement of the loan principal, accrued interest expense and accrued property operating expenses. (3) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense. (4) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense. (5) See page 32 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures. (6) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18). Supplemental Information - Q3 2018 11

Columbia Property Trust, Inc. Net Operating Income (1) Unaudited (in thousands) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Net Operating Income (based on GAAP rents) Revenues: Rental Income $ 54,902 $ 53,875 $ 50,901 $ 50,906 $ 49,808 Tenant Reimbursements 4,373 4,295 4,693 4,420 4,275 Other Property Income 1,778 2,143 1,577 1,273 1,098 Total Revenues $ 61,053 $ 60,313 $ 57,171 $ 56,599 $ 55,181 Total Operating Expenses (19,727) (19,470) (18,951) (19,090) (18,797) Same Store Net Operating Income $ 41,326 $ 40,843 $ 38,220 $ 37,509 $ 36,384 (based on GAAP rents) wholly-owned properties (2) Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties $ 13,502 $ 12,774 $ 13,182 $ 10,064 $ 9,963 in Unconsolidated Joint Ventures (3) Same Store NOI (based on GAAP rents) $ 54,828 $ 53,617 $ 51,402 $ 47,573 $ 46,347 Net Operating Income from: Acquisitions (4) 13,087 12,323 11,675 10,260 533 Dispositions (5) (6) 38 2,109 3,782 5,337 6,565 Net Operating Income (based on GAAP rents) $ 67,953 $ 68,049 $ 66,859 $ 63,170 $ 53,445 Net Operating Income (based on cash rents) Revenues: Rental Income $ 50,340 $ 48,994 $ 46,770 $ 44,509 $ 45,635 Tenant Reimbursements 4,373 4,295 4,693 4,420 4,275 Other Property Income 1,778 2,143 1,577 1,273 1,098 Total Revenues $ 56,491 $ 55,432 $ 53,040 $ 50,202 $ 51,008 Total Operating Expenses (19,592) (19,334) (18,814) (18,952) (18,658) Same Store Net Operating Income $ 36,899 $ 36,098 $ 34,226 $ 31,250 $ 32,350 (based on cash rents) wholly-owned properties (2) Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties $ 10,589 $ 10,421 $ 10,290 $ 9,730 $ 9,144 in Unconsolidated Joint Ventures (3) Same Store NOI (based on cash rents) $ 47,488 $ 46,519 $ 44,516 $ 40,980 $ 41,494 Same Store NOI - % Change (same quarter prior year) 14.4% Net Operating Income from: Acquisitions (4) 11,462 10,522 9,760 8,729 1,493 Dispositions (5) (6) 38 (340) (33) 1,466 2,685 Net Operating Income (based on cash rents) $ 58,988 $ 56,701 $ 54,243 $ 51,175 $ 45,672 (1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 28 - 32. (2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. (3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18). (4) Reflects activity for the following properties acquired since July 1, 2017, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share). (5) Reflects activity for the following properties sold since July 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share). (6) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. Supplemental Information - Q3 2018 12

Columbia Property Trust, Inc. Third-Party Management Income Unaudited (in thousands) Income earned from managing the following properties, in which CXP owns interests through unconsolidated joint ventures at the following percentages as of 9/30/18: Market Square - 51%, University Circle - 55%, 333 Market Street - 55% and 1800 M Street - 55%. Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 JV Total: Asset & property management fee income (page 9) $ 1,825 1,818 1,759 1,656 1,154 General and administrative - unconsolidated joint ventures (page 9) (746) (736) (731) (741) (713) Subtotal $ 1,079 $ 1,082 $ 1,028 $ 915 $ 441 Less CXP Share: Asset & property management fee income $ 967 $ 955 $ 995 $ 1,045 $ 760 General and administrative - unconsolidated joint ventures (400) (395) (414) (471) (466) Subtotal $ 567 $ 560 $ 581 $ 574 $ 294 JV Partner's Share: Asset & property management fee income $ 858 $ 863 $ 764 $ 611 $ 394 General and administrative - unconsolidated joint ventures (346) (341) (317) (270) (247) Total - Third-Party Management Income $ 512 $ 522 $ 447 $ 341 $ 147 Supplemental Information - Q3 2018 13

Columbia Property Trust, Inc. Capital Expenditure Summary (1) Unaudited ($ in thousands) Capital Expenditures Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Maintenance Building Capital $ 2,151 $ 2,219 $ 2,070 $ 1,758 $ 927 Tenant Improvements 1,677 1,637 1,485 1,428 6,015 Leasing Commissions 3,986 1,510 1,134 5,909 2,694 Other Leasing Costs 3,063 (83) (153) 2,647 1,440 Total - Maintenance $ 10,877 $ 5,283 $ 4,536 $ 11,742 $ 11,076 Investment Building Capital $ 9,797 $ 9,289 $ 7,558 $ 8,716 $ 4,887 Tenant Improvements 2,821 12,490 8,100 11,199 9,355 Leasing Commissions 543 2,329 2,730 7,443 2,247 Other Leasing Costs (52) (2,113) 428 530 (64) Total - Investment $ 13,109 $ 21,995 $ 18,816 $ 27,888 $ 16,425 Maintenance & Investment Building Capital $ 11,948 $ 11,508 $ 9,628 $ 10,474 $ 5,814 Tenant Improvements 4,498 14,127 9,585 12,627 15,370 Leasing Commissions 4,529 3,839 3,864 13,352 4,941 Other Leasing Costs 3,011 (2,196) 275 3,177 1,376 Total - Maintenance & Investment $ 23,986 $ 27,278 $ 23,352 $ 39,630 $ 27,501 (1) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18). NOTE: See page 32 of this supplemental report for a description of Maintenance and Investment Capital. Supplemental Information - Q3 2018 14

Columbia Property Trust, Inc. Debt Overview Unaudited ($ in thousands) (at 9/30/2018) Debt Instrument - Secured Maturity Rate Rate Type Balance % of Total Debt Mortgage Debt One Glenlake Parkway December-18 5.80% Fixed $ 20,700 (1) 1.5% Market Square July-23 5.07% Fixed 165,750 (2) 11.6% Weighted Average / Secured - Mortgage Notes 4.2 Years 5.15% $ 186,450 13.1% Debt Instrument - Unsecured Maturity Rate Rate Type Balance % of Total Debt Bank Facilities $500 Million Revolving Credit Facility (3) July-19 LIBOR + 100 bps Floating $ 89,000 6.2% $300 Million Term Loan (4) July-20 LIBOR + 110 bps Floating 300,000 21.0% $150 Million Term Loan (5) July-22 3.07% Fixed 150,000 10.5% Weighted Average / Bank Facilities 2.2 Years 3.06% $ 539,000 37.7% Bonds $350 Million @ 4.150% April-25 4.15% Fixed $ 350,000 24.6% $350 Million @ 3.650% August-26 3.65% Fixed 350,000 24.6% Weighted Average / Bonds 7.2 Years 3.90% $ 700,000 49.2% Weighted Average / Unsecured 5.0 Years 3.53% $ 1,239,000 86.9% Weighted Average / Total Debt 4.9 Years 3.75% $ 1,425,450 100.0% Debt - consolidated $ 1,259,700 Debt - unconsolidated 165,750 Total Debt $ 1,425,450 Weighted Ave Weighted Ave Fixed and Floating Rate Debt Analysis Maturity Rate - Qtr Balance % of Total Debt Fixed Rate Debt 6.2 Years 4.00% $ 1,036,450 72.7% Floating Rate Debt 1.6 Years 3.05% 389,000 27.3% Total 4.9 Years 3.75% $ 1,425,450 100.0% Debt Ratios Net Debt (Average) to Adjusted EBITDAre - Q3 2018 5.7x Net Debt to Gross Real Estate Assets - 9/30/18 29.9% (1) Loan was repaid in full on October 10, 2018. (2) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture. (3) The Revolving Credit Facility ($500MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six- month periods, plus an applicable margin ranging from 0.875% to 1.55% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.55% based on credit rating. This facility carries two six- month extension options. (4) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.90% to 1.75% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate plus 1%, plus an applicable margin ranging from 0.00% to 0.75% based on credit rating. (5) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of other comprehensive income. Supplemental Information - Q3 2018 15

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 9/30/2018) Bond Covenant Compliance Metric Actual (9/30/18) Debt to Total Asset Value Ratio Max 60% 27.7% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.23x Secured Debt to Total Asset Value Ratio Max 40% 0.5% Maintenance of Total Unencumbered Assets Min 150% 275.1% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (9/30/18) Debt to Total Asset Value Ratio Max 60% 36.2% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.37x Secured Debt to Total Asset Value Ratio Max 40% 4.7% Unencumbered Asset Coverage Ratio Min 1.66x 2.41x Unencumbered Interest Coverage Ratio Min 1.75x 3.67x Supplemental Information - Q3 2018 16

Columbia Property Trust, Inc. Debt Maturities Unaudited ($ in thousands) (at 9/30/2018) Secured Unsecured Unsecured % of Interest % of Gross Maturity Mortgage Debt Bank Facilities Bonds Total Debt Total Debt Rate (2) Real Estate Assets 2018 $ 20,700 (1) $ - $ - $ 20,700 1.5% 5.80% 0.4% 2019 - 89,000 - 89,000 6.2% 2.98% 1.9% 2020 - 300,000 - 300,000 21.0% 3.07% 6.5% 2022 - 150,000 - 150,000 10.5% 3.07% 3.2% 2023 165,750 - - 165,750 11.6% 5.07% 3.6% 2025 - - 350,000 350,000 24.6% 4.15% 7.6% 2026 - - 350,000 350,000 24.6% 3.65% 7.6% Total $ 186,450 $ 539,000 $ 700,000 $ 1,425,450 100.0% 3.75% 30.8% % of Total Debt 13.1% 37.7% 49.2% $500 Maturity Schedule ($M) $400 4.15% 3.65% 3.07% $300 $200 5.07% 3.07% $350 $350 $300 $100 2.98% $150 $166 5.80% $89 $21 (1) $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 Mortgage Debt Line of Credit Term Loans Bonds (1) Loan at One Glenlake Parkway was repaid in full on October 10, 2018. (2) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Supplemental Information - Q3 2018 17

Columbia Property Trust, Inc. Summary of Unconsolidated Joint Ventures Unaudited ($ in thousands) (at 9/30/2018) Investment in Unconsolidated Joint Property CXP Ownership Venture Market Square 51% $ 134,975 (1) 333 Market Street 55% 274,791 University Circle 55% 295,368 114 5th Avenue 49.5% 101,648 1800 M Street 55% 238,262 Investment in Unconsolidated Joint Ventures (page 8) $ 1,045,044 (2) 333 Market Street University Circle 114 5th Avenue Total (gross) Amortization Total (net) (1) Market Square Joint Venture holds a $325 million mortgage note, see page 15. (2) Includes basis differences. See footnote (2) on page 8. Supplemental Information - Q3 2018 18

Columbia Property Trust, Inc. Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue Unaudited ($ in thousands) (at 9/30/2018) Net Operating Net Operating Gross Annualized Income - Q3 2018 Income - Q3 2018 Ownership Secured Real Estate Lease (based on (based on Property Market Percentage Debt? Assets (1) Revenue (ALR) GAAP rents) cash rents) 229 West 43rd Street New York, NY 100% $ 509,511 $ 36,775 $ 7,038 $ 6,878 315 Park Avenue South New York, NY 100% 396,131 26,496 2,756 1,441 249 West 17th Street New York, NY 100% 340,863 22,392 6,157 5,275 95 Columbus Jersey City, NJ 100% 204,422 25,022 3,952 4,227 218 West 18th Street New York, NY 100% 177,207 9,964 2,727 1,959 114 5th Avenue New York, NY 49.5% 128,978 (2) 17,099 (2) 501 (2) 1,414 (2) 149 Madison Avenue New York, NY 100% 93,999 - (3) - - Subtotal - New York 1,851,111 40% 137,748 23,131 21,194 650 California Street San Francisco, CA 100% 338,497 33,315 5,054 3,287 333 Market Street San Francisco, CA 55% 276,519 (2) 13,681 (2) (4) 4,707 (2) 3,240 (2) 221 Main Street San Francisco, CA 100% 247,972 25,668 4,465 4,005 University Circle East Palo Alto, CA 55% 292,291 (2) 25,319 (2) 5,698 (2) 4,624 (2) Subtotal - San Francisco 1,155,279 25% 97,983 19,924 15,156 Market Square Washington, D.C. 51% Yes 301,156 (2) 24,942 (2) 3,098 (2) 2,725 (2) 1800 M Street Washington, D.C. 55% 242,334 (2) 18,013 (2) 3,644 (2) 2,755 (2) 80 M Street Washington, D.C. 100% 110,950 14,180 2,119 1,936 Subtotal - Washington, D.C. 654,440 14% 57,135 8,861 7,416 Lindbergh Center Atlanta, GA 100% 288,447 22,795 (4) 5,596 5,688 One & Three Glenlake Parkway Atlanta, GA 100% Yes (5) 182,499 18,530 (6) 3,649 3,287 Subtotal - Atlanta 470,946 10% 41,325 9,245 8,975 Cranberry Woods Drive Pittsburgh, PA 100% 204,094 14,570 (4) 3,888 3,515 116 Huntington Avenue Boston, MA 100% 167,436 12,947 1,890 1,530 Pasadena Corporate Park Los Angeles, CA 100% 112,113 8,327 1,119 1,307 Subtotal - Other 483,643 11% 35,844 6,897 6,352 Corporate & Other 3,293 - (105) (7) (105) (7) Total - All Properties (2) $ 4,618,712 $ 370,035 $ 67,953 $ 58,988 Total - wholly-owned properties $ 3,377,434 $ 270,981 $ 50,305 $ 44,230 Total - CXP Share of Properties in Unconsolidated Joint Ventures $ 1,241,278 $ 99,054 $ 17,648 $ 14,758 (1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8). (3) Excluded from ALR as the property is currently under development. (4) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant. (5) Secured debt only applies to One Glenlake Parkway. Loan was repaid in full on October 10, 2018. (6) Reimbursements are excluded for Three Glenlake Parkway, as operating expenses, except for insurance expense, are paid directly by the tenant. (7) Includes net operating income for previously sold properties. Supplemental Information - Q3 2018 19

Columbia Property Trust, Inc. Property Overview - Square Feet & Occupancy Unaudited (SF in thousands) (at 9/30/2018) Average Rentable Leased Percent Commenced Economic Property Market Ownership % Square Feet Square Feet Leased Occupancy Occupancy (1) 229 West 43rd Street New York, NY 100% 482 482 100.0% 100.0% 100.0% 315 Park Avenue South New York, NY 100% 331 310 93.7% 78.0% 57.5% 249 West 17th Street New York, NY 100% 281 281 100.0% 100.0% 100.0% 95 Columbus Jersey City, NJ 100% 630 630 100.0% 100.0% 99.5% 218 West 18th Street New York, NY 100% 166 152 91.6% 91.6% 91.6% 114 5th Avenue New York, NY 49.5% 174 (2) 174 (2) 100.0% 100.0% 100.0% 149 Madison Avenue New York, NY 100% - (3) - (3) - - - Subtotal - New York 2,064 2,029 98.3% 95.8% 92.4% 650 California Street San Francisco, CA 100% 469 455 97.0% 92.2% 73.1% 333 Market Street San Francisco, CA 55% 361 (2) 361 (2) 100.0% 100.0% 100.0% 221 Main Street San Francisco, CA 100% 383 358 93.5% 90.8% 89.5% University Circle East Palo Alto, CA 55% 248 (2) 248 (2) 100.0% 100.0% 98.7% Subtotal - San Francisco 1,461 1,422 97.3% 95.1% 88.3% Market Square Washington, D.C. 51% 355 (2) 307 (2) 86.5% 81.8% 69.7% 1800 M Street Washington, D.C. 55% 311 (2) 294 (2) 94.5% 94.5% 82.6% 80 M Street Washington, D.C. 100% 286 271 94.8% 94.0% 90.7% Subtotal - Washington, D.C. 952 872 91.6% 89.7% 80.3% Lindbergh Center Atlanta, GA 100% 955 955 100.0% 100.0% 100.0% One & Three Glenlake Parkway Atlanta, GA 100% 707 707 100.0% 98.5% 85.3% Subtotal - Atlanta 1,662 1,662 100.0% 99.4% 93.8% Cranberry Woods Drive Pittsburgh, PA 100% 824 824 100.0% 100.0% 100.0% 116 Huntington Avenue Boston, MA 100% 272 242 89.0% 88.0% 73.9% Pasadena Corporate Park Los Angeles, CA 100% 262 246 93.9% 93.9% 93.9% Subtotal - Other 1,358 1,312 96.6% 96.5% 93.6% Total - All Properties (2) 7,497 7,297 97.3% 95.8% 90.6% Total - All Properties (at 100%) 8,768 (4) 8,508 (4) (1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture. (3) Excluded from leasing metrics as the property is currently under development. (4) Includes 100% of properties held in unconsolidated joint ventures (see page 18). Supplemental Information - Q3 2018 20

Columbia Property Trust, Inc. Occupancy Summary (1) Unaudited (SF in thousands) (at 9/30/2018) Rentable Leased Percent Square Footage (1) Square Footage (1) Leased As of June 30, 2018 7,518 7,298 97.1% Leasing Activity New Leases (2) - 31 Lease Expirations/Early Terminations (18) Square Footage Adjustments (21) (14) Net Absorption (21) (1) As of September 30, 2018 7,497 7,297 97.3% 100% Percent Leased 96.8% 97.1% 97.3% 95% 96.2% 95.1% 90% 85% 80% 9/30/17 12/31/17 3/31/18 6/30/18 9/30/18 (1) Excludes 149 Madison which is currently under development. (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. Supplemental Information - Q3 2018 21

Columbia Property Trust, Inc. Leasing Summary Unaudited (weighted average unless otherwise noted) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Renewal Leases Number of Leases 5 2 2 6 6 Square Feet of Leasing (at 100%) 236,755 22,630 18,146 979,777 136,714 Square Feet of Leasing (at CXP's share) (1) 230,045 22,630 18,146 973,141 109,979 Lease Term (months) 38 37 34 81 62 Tenant Improvements per Square Foot 14.25 3.74 33.47 10.22 32.31 Leasing Commissions per Square Foot 11.48 8.14 6.76 11.66 12.49 Total per Square Foot $ 25.73 $ 11.88 $ 40.23 $ 21.88 $ 44.80 Tenant Improvements per Square Foot per Year of Lease Term 4.46 1.22 11.95 1.52 6.26 Leasing Commissions per Square Foot per Year of Lease Term 3.60 2.65 2.41 1.74 2.42 Total per Square Foot per Year $ 8.06 $ 3.87 $ 14.36 $ 3.26 $ 8.68 Cash Rent Releasing Spread (2) 3.1% 5.1% 6.2% -6.7% 67.9% GAAP Rent Releasing Spread (2) 5.5% 5.7% 11.2% 0.5% 117.3% New Leases (Space Vacant > 1 Year) Number of Leases 6 4 12 4 2 Square Feet of Leasing (at 100%) 21,347 44,087 56,290 37,735 3,730 Square Feet of Leasing (at CXP's share) (1) 16,071 32,337 48,004 32,852 3,730 Lease Term (months) 108 121 96 114 51 Tenant Improvements per Square Foot 110.01 112.17 69.76 84.75 30.49 Leasing Commissions per Square Foot 30.29 42.81 23.45 36.06 11.67 Total per Square Foot $ 140.30 $ 154.98 $ 93.21 $ 120.81 $ 42.16 Tenant Improvements per Square Foot per Year of Lease Term 12.28 11.15 8.76 8.94 7.17 Leasing Commissions per Square Foot per Year of Lease Term 3.38 4.26 2.94 3.81 2.75 Total per Square Foot per Year $ 15.66 $ 15.41 $ 11.70 $ 12.75 $ 9.92 New Leases (Space Vacant < 1 Year) (3) Number of Leases 6 4 3 6 3 Square Feet of Leasing (at 100%) 162,615 83,343 49,010 253,334 37,506 Square Feet of Leasing (at CXP's share) (1) 158,910 82,361 49,010 253,096 37,506 Lease Term (months) 138 115 100 146 106 Tenant Improvements per Square Foot 72.77 43.92 55.98 89.92 75.13 Leasing Commissions per Square Foot 22.08 21.38 32.45 35.97 32.47 Total per Square Foot $ 94.85 $ 65.30 $ 88.43 $ 125.89 $ 107.60 Tenant Improvements per Square Foot per Year of Lease Term 6.33 4.58 6.75 7.39 8.48 Leasing Commissions per Square Foot per Year of Lease Term 1.92 2.23 3.91 2.95 3.67 Total per Square Foot per Year $ 8.25 $ 6.81 $ 10.66 $ 10.34 $ 12.15 Cash Rent Releasing Spread (2) 9.1% -0.7% 59.0% 15.8% 67.1% GAAP Rent Releasing Spread (2) 21.8% 13.9% 66.2% 20.7% 79.3% Total Leases Number of Leases 17 10 17 16 11 Square Feet of Leasing (at 100%) 420,717 150,060 123,446 1,270,846 177,950 Square Feet of Leasing (at CXP's share) (1) 405,026 137,328 115,160 1,259,089 151,215 Lease Term (months) 119 112 96 107 74 Tenant Improvements per Square Foot 65.95 61.97 60.87 43.35 43.84 Leasing Commissions per Square Foot 20.96 27.01 27.96 21.81 17.87 Total per Square Foot $ 86.91 $ 88.98 $ 88.83 $ 65.16 $ 61.71 Tenant Improvements per Square Foot per Year of Lease Term 5.51 5.57 8.41 2.89 6.84 Leasing Commissions per Square Foot per Year of Lease Term 2.93 2.78 3.27 2.03 2.74 Total per Square Foot per Year $ 8.44 $ 8.35 $ 11.68 $ 4.92 $ 9.58 Cash Rent Releasing Spread (2) 8.2% -0.2% 56.1% 2.3% 67.7% GAAP Rent Releasing Spread (2) 19.1% 13.1% 63.2% 8.6% 106.9% (1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures. (2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses). (3) Includes executed leases that have not yet commenced for space covered by an existing lease. Supplemental Information - Q3 2018 22

Columbia Property Trust, Inc. Lease Expiration Schedule Unaudited (SF & $ in thousands) (at 9/30/2018) Expiring Annualized Lease Expiring Rentable Square % of Rentable Square Footage Year Revenue (ALR) % of ALR Expiring Footage Expiring Vacant $ - 0.0% 200 2.7% 2018 3,015 0.8% 44 0.6% 2019 11,898 3.2% 163 2.2% 2020 21,076 5.7% 338 4.5% 2021 61,328 16.6% 1,734 23.1% 2022 24,092 6.5% 459 6.1% 2023 33,155 9.0% 508 6.8% 2024 20,133 5.5% 272 3.6% 2025 60,328 16.3% 815 10.9% 2026 30,500 8.2% 652 8.7% 2027 14,029 3.8% 184 2.5% 2028 6,111 1.7% 77 1.0% 2029 20,881 5.6% 343 4.6% 2030 10,440 2.8% 130 1.7% 2031 150 0.0% 3 0.0% 2032+ 52,899 14.3% 1,575 21.0% Total $ 370,035 100.0% 7,497 100.0% 20.0% Lease Expiration Schedule 16.6% 16.3% 15.0% 14.3% 10.0% 9.0% 8.2% 6.5% 5.0% 5.7% 5.5% 5.6% 3.8% 3.2% 2.8% 1.7% 0.0% 0.8% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032+ % of ALR Expiring NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Supplemental Information - Q3 2018 23

Columbia Property Trust, Inc. Lease Expiration by Market Unaudited (SF & $ in thousands) New York (1) San Francisco (1) Washington, D.C. (1) Expiring Current Per Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF SF ALR (2) SF Q4 2018 - - - 22 1,707 77.59 22 1,308 59.45 Total - 2018 - - - 22 1,707 77.59 22 1,308 59.45 Q1 2019 29 2,234 77.03 10 667 66.70 37 2,004 54.16 Q2 2019 - - - 8 841 105.13 10 469 46.90 Q3 2019 - - - 36 3,288 91.33 - - - Q4 2019 - - - 14 1,114 79.57 9 755 83.89 Total - 2019 29 2,234 77.03 68 5,910 86.91 56 3,228 57.64 Q1 2020 28 2,069 73.89 17 1,253 73.71 10 885 88.50 Q2 2020 8 253 31.63 77 5,584 72.52 4 383 95.75 Q3 2020 32 2,055 64.22 64 4,140 64.69 - - - Q4 2020 1 56 56.00 16 1,172 73.25 2 189 94.50 Total - 2020 69 4,433 64.25 174 12,149 69.82 16 1,457 91.06 2021 472 18,239 38.64 115 9,921 86.27 104 6,790 65.29 2022 83 6,328 76.24 28 2,436 87.00 106 6,367 60.07 Thereafter 1,376 106,514 77.41 1,015 65,860 64.89 568 37,985 66.88 Total 2,029 $ 137,748 $ 67.89 1,422 $ 97,983 $ 68.91 872 $ 57,135 $ 65.52 Atlanta Other All Markets Expiring Current Per Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF SF ALR (2) SF Q4 2018 - - - - - - 44 3,015 68.52 Total - 2018 - - - - - - 44 3,015 68.52 Q1 2019 - - - - - - 76 4,905 64.54 Q2 2019 - - - - - - 18 1,310 72.78 Q3 2019 - - - 10 526 52.60 46 3,814 82.91 Q4 2019 - - - - - - 23 1,869 81.26 Total - 2019 - - - 10 526 52.60 163 11,898 72.99 Q1 2020 2 50 25.00 - - - 57 4,257 74.68 Q2 2020 - - - - - - 89 6,220 69.89 Q3 2020 - - - 61 2,233 36.61 157 8,428 53.68 Q4 2020 6 213 35.50 10 541 54.10 35 2,171 62.03 Total - 2020 8 263 32.88 71 2,774 39.07 338 21,076 62.36 2021 977 23,505 24.06 66 2,873 43.53 1,734 61,328 35.37 2022 26 824 31.69 216 8,137 37.67 459 24,092 52.49 Thereafter 651 16,733 25.70 949 21,534 22.69 4,559 248,626 54.54 Total 1,662 $ 41,325 $ 24.86 1,312 $ 35,844 $ 27.32 7,297 $ 370,035 $ 50.71 (1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures. (2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space. Supplemental Information - Q3 2018 24

Columbia Property Trust, Inc. Top 20 Tenants & Tenant Industry Profile Unaudited (SF & $ in thousands) (at 9/30/2018) Leased % of Leased Remaining Credit Rating Number of Annualized Lease Square Square Lease Term Tenant (1) Properties Revenue (ALR) (2) % of ALR Footage Footage Years (3) AT&T Corporation/AT&T Services BBB+ 1 $ 22,795 6.2% 955 13.1% 2.3 Pershing LLC A 1 18,452 5.0% 471 6.4% 2.7 Twitter BB- 1 16,174 4.4% 215 2.9% 6.6 Yahoo! BB+ 1 14,794 4.0% 193 2.6% 6.8 Wells Fargo Bank N.A. AA- 3 14,695 4.0% 371 5.1% 7.6 Westinghouse Electric Company Not Rated 1 14,570 3.9% 824 11.3% 14.2 DocuSign, Inc. Not Rated 1 10,059 2.7% 128 1.8% 5.8 Snap Inc. Not Rated 1 9,739 2.6% 121 1.7% 14.3 Newell Rubbermaid, Inc. BBB- 1 9,554 2.6% 411 5.6% 1.6 WeWork Companies Inc. Not Rated 2 7,384 2.0% 129 1.8% 12.4 DLA Piper US, LLP Not Rated 1 7,220 1.9% 65 0.9% 4.8 Affirm, Inc. Not Rated 1 6,147 1.7% 89 1.2% 7.5 Oracle America, Inc. AA- 2 5,711 1.5% 102 1.4% 4.1 Room & Board Not Rated 1 5,371 1.4% 60 0.8% 16.1 Quality Technology Services BB- 1 5,217 1.4% 128 1.8% 8.0 MongoDB, Inc. Not Rated 1 4,856 1.3% 64 0.9% 0.3 Gemini Trust Company, LLC Not Rated 1 4,706 1.3% 51 0.7% 10.7 Amazon Web Services, Inc. AA- 1 4,679 1.3% 49 0.7% 2.8 Credit Suisse A 1 4,563 1.2% 62 0.8% 1.5 BDG Media Not Rated 1 4,348 1.2% 51 0.7% 10.1 Subtotal - Top 20 $ 191,034 51.6% 4,539 62.2% 6.7 All other 179,001 48.4% 2,758 37.8% 6.6 Total $ 370,035 100.0% 7,297 100.0% 6.6 Tenant Industry Profile (1) Other Business Services 24.5% 24.1% Rubber & Plastic Products 2.6% Real Estate 3.3% 10.1% Depository Institutions Security and 4.1% Commodity Brokers 4.7% 7.1% Electric, Gas, and Engineering and Sanitary Services 6.1% 7.0% Management Services Legal Services 6.4% Communication Nondepository Institutions (1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided. (2) Reflects CXP's ownership share of ALR for properties held in unconsolidated joint ventures. (3) Weighted average based on CXP's share of Annualized Lease Revenue. Supplemental Information - Q3 2018 25

Columbia Property Trust, Inc. Transaction Activity (1/1/15 - 10/25/18) - Acquisitions Unaudited ($ in thousands) Acquisitions Acquisition Percent Rentable Square % Leased at Property Name Location Date Ownership Purchase Price Footage $ / SF Acquisition Lindbergh Center Atlanta, GA 10/24/2018 100% $ 23,000 147,000 $ 156 91.0% 149 Madison New York, NY 11/28/2017 100% 87,700 127,000 691 0.0% 218 West 18th Street New York, NY 10/11/2017 100% 174,700 165,670 100.0% 249 West 17th Street New York, NY 10/11/2017 100% 339,400 281,294 100.0% Subtotal (2 Property Portfolio) 514,100 446,964 1,150 229 West 43rd Street New York, NY 8/4/2015 100% 516,000 481,110 1,073 97.7% 315 Park Avenue South New York, NY 1/7/2015 100% 372,000 326,812 1,138 93.9% 1881 Campus Commons Reston, VA 1/7/2015 100% 64,000 244,565 262 78.0% Subtotal (2 Property Portfolio) 436,000 571,377 763 116 Huntington Avenue Boston, MA 1/8/2015 100% 152,000 270,943 561 77.8% Total - Acquisitions (excluding Joint Ventures) $ 1,728,800 2,044,394 Purchase Property Purchased Value Rentable Square % Leased at in Joint Venture Location Closing Date % Purchased @ 100% Footage $ / SF Closing Date 1800 M Street Washington, D.C. 10/11/2017 55% $ 421,000 580,930 $ 725 94.0% 114 5th Avenue New York, NY 7/6/2017 49.5% 220,000 351,451 626 100.0% Total - Joint Ventures $ 641,000 932,381 Land Purchased Purchase Approximate for Development Value Developable Expected in Joint Venture Location Closing Date % Purchased @ 100% Square Footage Delivery Date 799 Broadway New York, NY 10/3/2018 49.7% $ 145,500 182,000 2020 Supplemental Information - Q3 2018 26

Columbia Property Trust, Inc. Transaction Activity (1/1/15 - 10/25/18) - Dispositions Unaudited ($ in thousands) Dispositions Disposition Percent Gross Sale Rentable Square % Leased at Property Name Location Date Ownership Price Footage $ / SF Disposition 222 East 41st Street New York, NY 5/29/2018 100% $ 332,500 389,522 854 100.0% Key Center Tower Cleveland, OH 1/31/2017 100% 1,326,153 81.8% Key Center Marriott Cleveland, OH 1/31/2017 100% NA Subtotal (2 Property Portfolio) 267,500 1,326,153 NA 5 Houston Center Houston, TX 1/6/2017 100% 580,875 75.4% Energy Center Houston, TX 1/6/2017 100% 332,000 100.0% 515 Post Oak Houston, TX 1/6/2017 100% 273,710 79.6% Subtotal (3 Property Portfolio) 272,000 1,186,585 $ 229 83.2% SanTan Corporate Center Phoenix, AZ 12/15/2016 100% 58,500 266,531 219 100.0% Sterling Commerce Dallas, TX 11/30/2016 100% 51,000 309,586 165 100.0% 9127 S. Jamaica Street Denver, CO 10/12/2016 100% 19,500 107,638 181 0.0% 80 Park Plaza Northern New Jersey 9/30/2016 100% 174,500 960,689 182 85.8% 9189, 9191 & 9193 S. Jamaica Street Denver, CO 9/22/2016 100% 122,000 370,485 329 100.0% 800 North Frederick Suburban Maryland 7/8/2016 100% 48,000 393,000 122 0.0% 100 East Pratt Baltimore, MD 3/31/2016 100% 187,000 653,135 286 98.5% 1881 Campus Commons Reston, VA 12/10/2015 100% 65,000 244,565 266 91.4% 180 Park Avenue Northern New Jersey 7/1/2015 100% 223,837 71.4% 170 Park Avenue Northern New Jersey 7/1/2015 100% 145,000 0.0% 1580 West Nursery Road Baltimore, MD 7/1/2015 100% 315,350 100.0% Acxiom Chicago, IL 7/1/2015 100% 321,852 100.0% Highland Landmark III Chicago, IL 7/1/2015 100% 272,975 68.1% The Corridors III Chicago, IL 7/1/2015 100% 221,940 95.0% 215 Diehl Road Chicago, IL 7/1/2015 100% 161,865 100.0% 544 Lakeview Chicago, IL 7/1/2015 100% 139,218 51.1% Bannockburn Lake III Chicago, IL 7/1/2015 100% 106,495 0.0% Robbins Road Boston, MA 7/1/2015 100% 458,237 100.0% 550 King Street Boston, MA 7/1/2015 100% 490,119 100.0% Subtotal (11 Property Portfolio) 433,250 2,856,888 152 Total - Dispositions (excluding Joint Ventures) $ 2,030,750 9,064,777 Contributed Property Contributed % Sold / Value Rentable Square % Leased at to Joint Venture Location Closing Date Retained @ 100% Footage $ / SF Closing Date University Circle San Francisco, CA 45% / 55% $ 540,000 451,287 $ 1,197 100.0% 333 Market Street San Francisco, CA 45% / 55% 500,000 657,114 761 100.0% Subtotal (2 Property Portfolio) 7/6/2017 & 2/1/2018 (1) $ 1,040,000 1,108,401 938 100.0% Market Square Washington, D.C. 10/28/2015 49% / 51% 595,000 687,310 866 80.5% Total - Joint Ventures $ 1,635,000 1,795,711 (1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018. Supplemental Information - Q3 2018 27

Columbia Property Trust, Inc. Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Net Income (loss) $ 6,429 $ (3,439) $ 1,498 $ (1,348) $ 101,534 Depreciation 19,878 20,681 20,835 19,865 18,501 Amortization 7,920 8,623 8,016 7,885 6,870 Adjustments included in income (loss) from unconsolidated 12,519 12,632 13,558 9,887 7,180 joint ventures Gain on sale of unconsolidated joint venture interests - - (762) - - Gain on sale of real estate assets - - - - (102,365) Impairment loss on real estate assets - 30,812 - - - FFO $ 46,746 $ 69,309 $ 43,145 $ 36,289 $ 31,720 Non-cash carrying costs for Shuman Boulevard - 196 1,867 1,903 1,517 (Gain) loss on extinguishment of debt - (23,713) - - 280 Normalized FFO $ 46,746 $ 45,792 $ 45,012 $ 38,192 $ 33,517 Normalized FFO per share (basic) $ 0.40 $ 0.39 $ 0.38 $ 0.32 $ 0.28 Normalized FFO per share (diluted) $ 0.40 $ 0.39 $ 0.38 $ 0.32 $ 0.28 Weighted-average common shares outstanding - basic 117,609 118,035 119,082 119,383 120,293 Weighted-average common shares outstanding - diluted 118,207 118,462 119,350 119,841 120,529 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Net Cash Provided by Operating Activities $ 41,854 $ 4,412 $ 14,771 $ 14,809 $ 11,152 Adjustments included in income (loss) from unconsolidated 11,628 11,541 11,887 13,069 10,116 joint ventures Distributions from unconsolidated joint ventures (6,449) (6,442) (8,573) (3,681) - Net changes in operating assets and liabilities (7,295) 27,911 16,331 4,847 6,786 Maintenance capital (1) (2) (10,877) (5,283) (4,536) (11,742) (11,076) AFFO $ 28,861 $ 32,139 $ 29,880 $ 17,302 $ 16,978 Weighted-average common shares outstanding - basic 117,609 118,035 119,082 119,383 120,293 Weighted-average common shares outstanding - diluted 118,207 118,462 119,350 119,841 120,529 (1) See page 32 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18). Supplemental Information - Q3 2018 28

Columbia Property Trust, Inc. Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) Unaudited (in thousands) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Net Operating Income (based on GAAP rents) $ 67,953 $ 68,049 $ 66,859 $ 63,170 $ 53,445 Straight-line rental income, net (wholly-owned) (5,056) (7,736) (9,503) (11,578) (8,307) Straight-line rental income, net (joint venture) (135) 424 34 997 1,095 Above/below lease market amortization, net (wholly-owned) (1,020) (1,138) (61) (93) 457 Above/below lease market amortization, net (joint venture) (2,754) (2,898) (3,086) (1,321) (1,018) Net Operating Income (based on cash rents) $ 58,988 $ 56,701 $ 54,243 $ 51,175 $ 45,672 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) Unaudited (in thousands) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 FFO $ 46,746 $ 69,309 $ 43,145 $ 36,289 $ 31,720 Non-cash carrying costs for Shuman Boulevard - 196 1,867 1,903 1,517 (Gain) loss on extinguishment of debt - (23,713) - - 280 Normalized FFO $ 46,746 $ 45,792 $ 45,012 $ 38,192 $ 33,517 Above/below lease market amortization, net (1,020) (1,138) (61) (93) 457 Straight-line rental income (5,056) (7,509) (9,698) (11,772) (8,501) Stock based compensation expense in G&A 1,630 2,194 1,528 2,072 1,555 Non-cash interest expense 719 826 882 769 749 Straight-line land rent expense - 123 195 194 194 Other non-cash adjustments included in income (loss) from (3,281) (2,866) (3,442) (318) 83 unconsolidated joint ventures Total other non-cash adjustments (7,008) (8,370) (10,596) (9,148) (5,463) Maintenance capital (1) (2) (10,877) (5,283) (4,536) (11,742) (11,076) AFFO $ 28,861 $ 32,139 $ 29,880 $ 17,302 $ 16,978 Weighted-average common shares outstanding - basic 117,609 118,035 119,082 119,383 120,293 Weighted-average common shares outstanding - diluted 118,207 118,462 119,350 119,841 120,529 (1) See page 32 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18). Supplemental Information - Q3 2018 29

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Net Income (loss) $ 6,429 $ (3,439) $ 1,498 $ (1,348) $ 101,534 Interest expense (net) 13,049 14,300 15,892 16,147 13,690 Interest income from development authority bonds (1,800) (1,800) (1,800) (1,800) (1,800) Income tax expense 3 6 7 165 3 Depreciation 19,878 20,681 20,835 19,865 18,501 Amortization 7,920 8,623 8,016 7,885 6,870 Adjustments included in income (loss) from unconsolidated joint 14,189 14,350 15,278 11,999 9,286 ventures EBITDA $ 59,668 $ 52,721 $ 59,726 $ 52,913 $ 148,084 Gain on sale of real estate assets - - - - (102,365) Gain on sale of unconsolidated joint venture interests - - (762) - - Impairment loss on real estate assets - 30,812 - - - EBITDAre $ 59,668 $ 83,533 $ 58,964 $ 52,913 $ 45,719 (Gain) loss on extinguishment of debt - (23,713) - - 280 Adjusted EBITDAre $ 59,668 $ 59,820 $ 58,964 $ 52,913 $ 45,999 Asset & property management fee income (1,825) (1,818) (1,759) (1,656) (1,154) General and administrative - corporate 8,303 8,282 7,794 9,963 7,034 General and administrative - unconsolidated joint ventures 746 736 731 741 713 Straight line rental income (net) (5,056) (7,736) (9,503) (11,578) (8,307) Above/below lease market amortization, net (1,020) (1,138) (61) (93) 457 Adjustments included in income (loss) from unconsolidated joint (1,828) (1,445) (1,923) 885 930 ventures Net Operating Income (based on cash rents) $ 58,988 $ 56,701 $ 54,243 $ 51,175 $ 45,672 Same Store Net Operating Income (based on cash rents) (10,589) (10,421) (10,290) (9,730) (9,144) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) (11,462) (10,522) (9,760) (8,729) (1,493) Dispositions (3) (4) (38) 340 33 (1,466) (2,685) Same Store Net Operating Income (based on cash rents) $ 36,899 $ 36,098 $ 34,226 $ 31,250 $ 32,350 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18). (2) Reflects activity for the following properties acquired since July 1, 2017, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share). (3) Reflects activity for the following properties sold since July 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2018 30

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Net Income (loss) $ 6,429 $ (3,439) $ 1,498 $ (1,348) $ 101,534 Interest expense (net) 13,049 14,300 15,892 16,147 13,690 Interest income from development authority bonds (1,800) (1,800) (1,800) (1,800) (1,800) Income tax expense 3 6 7 165 3 Depreciation 19,878 20,681 20,835 19,865 18,501 Amortization 7,920 8,623 8,016 7,885 6,870 Adjustments included in income (loss) from unconsolidated joint 14,189 14,350 15,278 11,999 9,286 ventures EBITDA $ 59,668 $ 52,721 $ 59,726 $ 52,913 $ 148,084 Gain on sale of real estate assets - - - - (102,365) Gain on sale of unconsolidated joint venture interests - - (762) - - Impairment loss on real estate assets - 30,812 - - - EBITDAre $ 59,668 $ 83,533 $ 58,964 $ 52,913 $ 45,719 (Gain) loss on extinguishment of debt - (23,713) - - 280 Adjusted EBITDAre $ 59,668 $ 59,820 $ 58,964 $ 52,913 $ 45,999 Asset & property management fee income (1,825) (1,818) (1,759) (1,656) (1,154) General and administrative - corporate 8,303 8,282 7,794 9,963 7,034 General and administrative - unconsolidated joint ventures 746 736 731 741 713 Adjustments included in income (loss) from unconsolidated joint 1,061 1,029 1,129 1,209 853 ventures Net Operating Income (based on GAAP rents) $ 67,953 $ 68,049 $ 66,859 $ 63,170 $ 53,445 Same Store Net Operating Income (based on GAAP rents) (13,502) (12,774) (13,182) (10,064) (9,963) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) (13,087) (12,323) (11,675) (10,260) (533) Dispositions (3) (4) (38) (2,109) (3,782) (5,337) (6,565) Same Store Net Operating Income (based on GAAP rents) $ 41,326 $ 40,843 $ 38,220 $ 37,509 $ 36,384 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18). (2) Reflects activity for the following properties acquired since July 1, 2017, for all periods presented: 1800 M Street (55% share), 218 West 18th Street, 249 West 17th Street, and 114 5th Avenue (49.5% share). (3) Reflects activity for the following properties sold since July 1, 2017, for all periods presented: 222 East 41st Street, University Circle (45% share), 333 Market Street (45% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q3 2018 31

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense and (vii) non-cash interest expense. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q3 2018 32